AMERICA'S GROWTH CAPITAL
6th Annual West Coast Emerging Growth Conference
March 1-2, 2010

vertro™

NASDAQ:VTRO

Safe Harbor

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan", "intend", "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

Use of non-GAAP financial measures

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

Vertro Today

Vertro is a global leader in acquiring and engaging with micro-segmented audiences online.

The Company achieves this through its ALOT product portfolio

Introducing ALOT

Micro-segmented toolbar and homepage products…


toolbar
Music
Videos
Recipes
Health
Search
Search
Search


home
alot home
74°

…that can be fully customized through a library of 1,000 'Buttons'


buttons

vertro™

ALOT Toolbar


Search
News Room
Stocks

- Browser based toolbar products
  - 175+ micro-segmented versions available from celebrity gossip and fashion to recipes and maps
- TRUSTe and McAfee certified for quality assurance
- Fully customizable through ALOT Buttons
- Google powered search

vertro™

ALOT Home

- Micro-segmented homepage product
- First page users see when they open their web browser
- Gateway to the rest of the web
- Fully customizable
- Google powered search


alot home
Search

ALOT Buttons

- Buttons enable users to fully customize their ALOT products
- 1,000+ buttons available
- All buttons are free to install and use



Add
Remove
Save
Preferences
All Buttons
Search
R&B Videos
Blues Videos
Next

ALOT - Key Stats

5.9 million live toolbar users[1]

4.7 million monthly homepage users[2]

77.3 million searches a month[3]

1 Source: See Slide 20
2 Source: See Slide 19
3 Source: See Slide 18

Acquiring ALOT Users: PPC Ads

Step one: long tail keyword buys across the major PPC engines


Web | Images | Video | Local | Shopping | more
chocolate cake recipe
Search
YAHOO!
Chocolate Cake Recipe
Quick & Easy Chocolate Cake Recipes
Download Free Recipe Finder Toolbar
Recipes.alot.com
Duncan Hines® Recipes
Chocolate Cake Recipe - Food Results
Chocolate Cake Recipes
Chocolate Cakes - All Recipes
Chocolate Cake Recipes (Recipe Collection)
White Chocolate Pound Cake - 126382 - Recipezaar
Birthday Cake Decorating Ideas
Cake Decorating Fun
Recipes Chocolate Cake

Acquiring Users: PPC Ads

Step two: users are taken to keyword related landing pages


What recipes are you looking for?
GET RECIPES NOW
Chocolate Cake Recipes
Easy chocolate recipes in 1-click!
Fast and Easy Recipes
Advice from World Class Chefs
Printable step-by-step directions
Only Quality Recipes!
Totally FREE!
Download Toolbar Now!
TOOLBAR FEATURES
Search
Recipe Search
ALOT Giveaway
Search the Web here
Find any Recipe here
Your Local Weather
Daily Cooking Articles and Recipes
The Best in Cooking
Direct links to the best cooking websites!
Watch Cooking Videos
Rewatch and pause videos of delicious recipes!

vertro™

Acquiring Users: PPC Ads

Step three: the product download and installation process


File Download - Security Warning
Do you want to run or save this file?
Name: recipes.exe
Type: Application, 582KB
From: files.alot.com
Run
Save
Cancel
While files from the Internet can be useful, this file type can potentially harm your computer. If you do not trust the source, do not run or save this software. What's the risk?


Internet Explorer - Security Warning
Do you want to run this software?
Name: ALOT Toolbar
Publisher: Alot.com
More options
Run
Don't Run
While files from the Internet can be useful, this file type can potentially harm your computer. Only run software from publishers you trust. What's the risk?


ALOT Toolbar Setup
alot
Welcome to the ALOT Toolbar
Please select your options:
Set ALOT Search as the default search engine in Internet Explorer
(more info)
Use ALOT Error Search
(more info)
Set home.alot.com as your home page
To continue, you must understand the Features and accept our Terms of Use agreement:
ALOT TOOLBAR END USER SOFTWARE LICENSE AGREEMENT
Thank you for trying out the ALOT Toolbar! Your satisfaction is important to us and we only hope to include you as one of our thousands of approving users.
This end user license agreement (the "Terms & Conditions") is a legal agreement between
Agree & Continue >
Disagree

- Fully transparent installation process:
  - Ensures compliance with TRUSTe and McAfee
  - Pre-qualifies ALOT users
  - Enables cross-sell / bundling of other ALOT products

vertro™

Acquiring Users: Display Ads

CPM, CPC and CPA ad buys


GET Thousands of
CELEBRITY Photos Free!
with Celebrity Toolbar
Click Here
alot.com Celebrity Toolbar
alOt
starpulse.com
Celebrity
Music
Community
Movies
Television

Acquiring Users: Organic / Viral



Making the Internet Easy
Toolbar | Home | Desktop | About Us | Blog
English
ALOT Home
Create your own personal homepage
Learn More
ALOT Toolbar
ALOT Home
ALOT Desktop
Welcome to ALOT
New Stuff
Recipes Toolbar
Introducing ALOT Say It
FREE Say It Toolbar
Latest News
Free, Safe and Certified

Monetizing ALOT Users

Pay-Per-Click Ads

77.3MM average monthly searches conducted in Q4'09


Credit Card - ALOT Search - Windows Internet Explorer
Credit Card
Web Search
3D Racing Craze
The Celebrity Blog
YouTube
Play Games
Favorites
Credit Card - ALOT Search
Web Search
Images
News
Shopping
Home
Credit Card
Search
Google
Search Results
Go Explore With Visa ®
Go Experience All That Life Has To Offer. More People Go With Visa
www.Visa.com/Go
Apply For Credit Cards
Visa, MasterCard, Amex, Discover. Compare Offers & Apply Online
www.CreditCards.com
Payment Processing
Increase Sales & Reduce Costs! We're here to show you how
MasterCard World Card
Discover the Ultimate Rewards Experience with World MasterCard
Trinity Debt Management
Debt got you down? We need to talk. Free Debt Analysis
www.trinitycredit.org
Wipe Out Credit Card Debt
More Than $15,000 Debt? Payoff In 12-36 Months. Save Or Pay No Fees
www.Freedom-Debt-Relief.com
Discover® Card (Official)
Have Excellent Credit? 0% Intro APR On Purchases. No Fees. Apply!
www.DiscoverCard.com
Visa USA | More People Go with Visa
Visa USA has information on Visa credit and debit cards, including Visa Classic, Visa Secured, Visa Gold, Visa Platinum, Visa Signature, and Visa Check ...
www.visa.com/
Welcome to MasterCard Worldwide
MasterCard Worldwide manages a family of well-known, widely accepted payment cards brands including MasterCard, Maestro and Cirrus and serves financial ...
www.mastercard.com/
Credit Cards - Compare Credit Card Offers at CreditCards.com
Compare Credit Cards & Credit Card Offers at CreditCards.com. Search credit cards and reviews about the best low interest, 0% balance transfer, reward ...
www.creditcards.com/
American Express Credit Cards, Business Services, and Travel Services
Sponsored Listings
End Credit Card Debt
We Can Help Eliminate Your Credit Card Debt Legally!
Credit Card Debt Relief
Pay 40-60% Less Of Your Total Debt
We Work For You. Apply For Free
Get Out Of Debt-Start Now
Chase® Credit Card Offers
Get One Of CHASE's Most Popular Cards. Official Site. Apply Now!
Bad Credit? Top 10 Cards
Credit card offers for bad credit
Visa & MasterCard. Apply online!
www.BadCreditOffers.com
For A Debt Bailout Today
Can't Pay Credit Card Debt? Erase Up to 70% or More! List debt here
Stop Making Payments Start Setting Payoff Cards 3-5 Years Instead 30
Credit Card Rewards
New way to earn travel rewards w/ U.S. Bank FlexPerks Visa®
www.FlexPerks.com
Searches related to: Credit Card
Reward Credit Card
Credit Card Cash Back Visa
Done
Internet
100%

'Sponsored' Buttons
Sold via CPC, CPM, CPI and CPA


Credit card
Search
54°
ALOT Finance Chat
Get Financial Quotes!
Market Stats
Toyota freezes UK pay, bon...
Credit Report
Weather
San Francisco, CA
°F | °C | Configure
54°
Mostly Cloudy
High: 61° Low: 47°
Wind: NNE at 6 MPH
Humidity: 74%
Last updated: 1:07 PM
Hourly Forecast
Click to See
3-Day Forecast
Click to Hide
Today
A blend of sun and clouds
High: 61° Low: 47°
Thu
Partly sunny
High: 61° Low: 46°
Fri
Partly sunny
High: 61° Low: 46°
Extended 15-Day Forecast
Click to See
powered by AccuWeather.com

FINANCIAL STATISTICS AND GROWTH STRATEGY

Financial Metrics (Continuing Ops.)



$8.00
$6.00
$4.00
$2.00
$0.00
$ Millions
Revenue
EBITDA
GAAP net loss
$6.2
$(2.7)
$(2.8)
$6.0
$(3.4)
$(3.9)
$7.4
$(1.6)
$(1.8)
Q1'09
Q2'09
Q3'09

Financial Metrics (Continuing Ops.)

- **Q2 was the first full quarter of continuing operations following sale of MIVA Media in March 2009**
- **Q2'09 to Q3'09 revenue increased 23%**
  - $6.0mm to $7.4mm
- **Q2'09 to Q3'09 EBITDA loss was more than halved**
  - $(3.4)mm to $(1.6)mm
- **High single digit revenue growth and EBITDA profitability forecast for Q4'09**
- **Quarterly revenue and EBITDA growth expected to continue through 2010**

Search Queries


ALOT - Region 1
ALOT - Rest of World
Legacy brand
Millions
250.0
200.0
150.0
100.0
50.0
0.0
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
231.9
17.2
74.7
140.1
Q1'09
Q2'09
Q3'09
Q4'09

Source: internal statistics; total quarterly search volumes across all products; Q4 breakdowns don't match the total due to rounding

ALOT Homepage – avg monthly unique users



Millions
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Region 1
Rest of World
1.8
0.2
1.6
2.3
0.3
2.0
4.2
1.2
3.0
4.7
1.2
3.5
Q1'09
Q2'09
Q3'09
Q4'09

Source: Q1; Q2; and Q3 SiteCatalyst Data; Q4 estimated from partial SiteCatalyst Data and partial Google Analytics Data

Live Toolbar Users



ALOT - Region 1
ALOT - Rest of World
Legacy brand
Millions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.4
1.1
0.6
2.7
4.7
0.7
1.1
2.9
5.3
0.5
1.5
3.3
4.7
0.4
1.1
3.3
5.9
0.3
1.6
4.0
Q1'09
Q2'09
Q3'09
Q4'09
2/7/2010

Source: internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period; 'Region One' relates to users in the U.S., Canada, U.K., Ireland, Australia and New Zealand; Q4'09 breakdowns don't match quarterly total due to rounding; 2/7/10 data included due to the artificial impact of ad spend reductions and seasonality on Q4 figures

GROWTH STRATEGY

Vision and Growth Strategy

To be the dominant global player in micro-segmentation through:

Product

- Vertical and international expansion
- New channels: mobile
- Button expansion
- Software enhancements and innovation

Monetization

- Search advertising
- Strategic content partnerships
- Display advertising
- Vertically focused ecommerce

AMERICA'S GROWTH CAPITAL
6th Annual West Coast Emerging Growth Conference
March 1-2, 2010

vertro™

NASDAQ:VTRO